SunTrust Banks, Inc. 2Q 2008 Earnings Presentation July 22, 2008 Exhibit 99.2

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2007 Annual Report on
Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliation of those measures to GAAP measures are provided within this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations are forward-looking statements. These statements often include the words “may,” “could,” “will,” “should,” “believes,” “expects,”
“anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions. Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such
statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements.
Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company's 2007 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q,
and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site
(http://www.sec.gov).
Those factors include: (1) adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; (2) changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; (3) the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; (4) changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; (5)
customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; (6) customers may decide not to use banks to complete their financial transactions, which could affect net income; (7) we have businesses other than banking, which subjects us to a variety of risks; (8)
hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; (9) negative public opinion could damage our reputation and adversely impact our business; (10) we rely on other companies for key components of our business infrastructure; (11) we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; (12) we depend on the accuracy and completeness of information about clients and counterparties; (13) regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; (14) competition in the financial services industry is intense and could result in losing business or reducing profit margins; (15) future legislation could harm our competitive position; (16) maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services;
(17) our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; (18) significant legal actions could subject us to substantial uninsured liabilities; (19) we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; (20) we depend on the expertise of key personnel without whom our operations may suffer; (21) we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; (22) our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; (23) changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; (24) our stock price can be volatile; (25)
our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud; (26) our trading assets and financial instruments carried at fair value expose the Company to certain market risks; (27) weakness in residential property values and mortgage loan markets could adversely affect us; (28) we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition; and (29) we may enter into transactions with off-balance sheet entities affiliated with SunTrust or its subsidiaries which may cause us to recognize current or future losses.

Table of Contents I. HIGHLIGHTS II. CAPITAL III. FINANCIAL PERFORMANCE IV. E2 V. CREDIT PERSPECTIVE VI. SUMMARY VII. APPENDIX

•
Completed Coca-Cola stock transactions approved by Federal
Reserve to receive Tier 1 capital treatment
•
Substantially improved capital levels: estimated 2Q Tier 1 capital of
7.47% and proforma Tier 1 of 7.95%¹
•
Credit continued to deteriorate, but at a slower pace
•
Core revenue growth soft, primarily due to a decline in core mortgage-related income; however, net interest margin improved and steady growth in other fee categories continued
•
Core expenses remain tightly managed
•
Maintaining our current dividend is supported by our solid capital position, credit outlook, and core earnings
•
Current operating environment remains challenging
Highlights
1. Coke related transactions completed in July, 2008 contribute 48 bps of Tier 1 capital
I. HIGHLIGHTS

Completed Coke Transactions Augment Estimated Tier 1 Capital of 7.47%
to 7.95% on a Proforma Basis
2Q 2008 2Q 2008 1Q 2008
Proforma¹
Estimate Actual
Tier 1 Capital Ratio 7.95% 7.47% 7.23%
Total Capital Ratio 10.97% 10.86% 10.97%
Total Avg. Equity to Total Avg. Assets 10.29%     10.31% 10.21%
Tangible Equity to Tangible Assets         6.21%      6.23% 6.53%
•
Solid capital foundation enhanced with Coke-related transactions
•
Given current level of economic uncertainty, maintaining Tier 1 in excess of our stated
goal of 7.50% is appropriate
1. Proforma ratios include estimated impact to June 2008 estimated capital ratios of additional capital generated from transactions completed in July 2008. Estimated Tier 1 capital of $12.5 billion + 3Q 2008 incremental transaction-related capital of $797 million
Capital Ratios
II. CAPITAL

2Q
Complete
10 Million
Share Sale
30 Million Share
Tier 1
Transaction
3.6 Million
Share
Charitable
Foundation
Contribution
Coca-Cola Stock Transactions
Resolution of 43.6 Million Share Holdings Involves Three
Separate Transactions
Action Timing                  Results Rationale                         Implications
3Q (July)
Complete
3Q (July)
Complete
• $549 million proceeds
• After-tax gain = $345
million
• Tier 1 capital = 20 bps
• 2Q EPS impact = $0.99
• Maximize current
capital contribution for
this portion of the
shares
• Forgone dividend income
of $0.04 in annual EPS
• $183 million gain and
equal offsetting expense
• Tax benefit of $69 million
= $0.20 EPS impact
• 4 bps Tier 1 addition
• Maximize tax benefit
• Long-term community
support
• Lower future annual
charitable contribution
expense
• Forgone dividend income
of $0.01 in annual EPS
• Ongoing $10 million
expense reduction
• $1,160 million in cash
proceeds and $728 million
Tier 1 capital
• 44 bps Tier 1 addition
• Maximize shareholder
value via tax deferral,
retained dividend, and
price appreciation
potential
• Retain dividend income
of $0.12 annual EPS
• Collar on KO stock
provides upside to ~$66
and downside to ~$39
II. CAPITAL

• Received Federal Reserve approval to increase Tier 1 capital by a fixed amount of $728 million, and Tier 1 Ratio increases by 44 bps
• Provides Tier 2 capital credit for 45% of the difference between the Tier 1 credit amount and the market value of the KO share holding, up to the cap
• Defers payment of taxes until the shares are actually sold
• KO shares remain in SunTrust’s AFS securities and are hedged by the derivatives
• OCI will reflect the net of changes in value of the KO shares and the derivatives on a quarterly basis
• Retains dividends and Dividend Received Deduction until the shares are actually sold
• Retains upside in KO share price appreciation to ~$66 per share
• At maturity, the KO shares are expected to be sold and the applicable gain recognized in earnings
Impact on
Financial
Statements &
Ratios
Coca-Cola Stock Transactions
Substantial Incremental Tier 1 Capital Generated from Tier 1
Transaction Involving 30 Million Shares of The Coca-Cola Company
Transaction
Structure
• Tier 1 transaction involving 30 million KO shares maturing in approximately 7 years
• At transaction conclusion, the floor price is ~$39 and the cap price is ~$66 per share
• Includes the issuance of $1,160 million in senior notes directly to the counterparty in exchange for unrestricted cash proceeds
II. CAPITAL

($ in millions, except per share data)
$1,185.0 1%               -3%             $2,352.8             -2%
448.0           -20% 328%               1,008.0          526%
1,413.0 34%              22%               2,470.5            21%
2,598.0 17%                 9%               4,823.3              9%
1,378.5            10%              10%        2,633.7              6%
202.8          121%             -35%                  294.5           -46%
535.3            89%             -21%                  818.8           -31%
$    1.53            89%             -19%             $     2.35           -29%
EPS Impacted by Provision Expense, Securities Gains and Non-Core
Expenses
Income Statement Summary
III. FINANCIAL PERFORMANCE
2Q 2008 1Q 2008 2Q 2007 YTD 2008 YTD 2007
% Change % Change % Change
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Provision for Income Taxes
Net Income Available to
Common Shareholders
Net Income Per Average
Common Diluted Share

3.10%
3.18%
3.13% 3.13%
3.07%
2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008
Margin Increased to 3.13%, Up 6 bps from 1Q 2008
Margin expansion driven by improved
deposit pricing, volume and mix
Growing NPAs continue to exert pressure
on margin
We expect stable to slightly expanded
margins during the rest of 2008, as positive
loan and deposit trends offset growing
NPAs
Net Interest Margin
III. FINANCIAL PERFORMANCE

$448.0            $560.0          $356.8          $147.0
$322.7            $297.2          $168.0          $103.7
1.04%              0.97%          0.55%           0.34%
$284.1           $262.8           $188.8          $  43.3
1.46%             1.25%           1.05%           0.91%
2Q 2008 1Q 2008 4Q 2007 3Q 2007
($ in millions)
Provision Declined as Growth in Charge-offs and Delinquency Slowed;
Allowance Increased to 1.46%
1. Increase in ALLL in 2Q 2008 is greater than provision less charge-offs due to acquisition of GB&T
Provision
III. FINANCIAL PERFORMANCE
Provision
Net Charge-offs
Net Charge-off Ratio
Net ALLL Increase¹
Allowance to Loan Ratio

($ in millions)
Core Noninterest Income Growth Slowed in 2Q 2008, Driven by a Decline in
Mortgage-Related Income
%
2Q 2008 2Q 2007 Change
Noninterest Income $1,413 $1,155 22%
Net Adjustments¹
458 206
Adjusted Noninterest Income      $   955 $   949
1%
Reported noninterest income up 22% versus 2Q 2007 driven primarily by the incremental gain on sales of Coke stock
Adjusting both years’ results for net non-core gains results in a 1% increase
Positive results in most fee categories were largely offset by soft mortgage banking fees in 2Q
2008, and private equity gains and MSR sales in 2Q 2007
1.  Adjustment detail included in appendix includes securities gains and losses
Noninterest Income
III. FINANCIAL PERFORMANCE

Aggressively Managing Trading Assets; During 2Q, 53% Additional
Reduction in Exposure at a Small Net Gain
•
Exposure reduced with no
additional net write-down
•
Exposure reduced during 2Q
via approximately $630
million in sales and $225
million in payments
•
Reduction will slow given the
market environment and
uncertain outcome of SIV
restructurings
1.  Grand Horn CLO is a AAA-rated security arising from the securitization of a commercial leveraged loan warehouse
Carrying Carrying         Acquisition
Value Value                 Value
2Q 2008 1Q 2008 Q4 2007
SIV $  425 $  685            $1,478
RMBS 151                 242              1,042
CDO 68                 287                 429
Other ABS 31                   46                 148
CLO - 39                    47
__ __                    __
Sub-total                     675             1,299              3,144
Grand Horn CLO¹
93 323 359
Total $  768           $ 1,622            $3,503
($ in millions)
Acquired Securities Portfolio
III. FINANCIAL PERFORMANCE

Core Expenses in 2Q 2008 Up Slightly, Driven by Credit-Related Costs
Year-over-year adjusted expense growth of $39 million includes $69 million in increased credit costs²
Sequential quarter adjusted expense growth of $43 million includes $51 million of increased credit costs²
1. Adjustment detail included in appendix
2. Includes operating losses, credit and collections, other real estate expense, and additions to mortgage re-insurance reserves
Noninterest Expense $1,379             $1,255 $1,251 10%            10%
Net Adjustments¹
54 -26                   -34
Adjusted Noninterest Expense             $1,325    $1,281 $1,285
Change          Change
2Q 2008 1Q 2008 2Q 2007 1Q 2008 2Q 2007
% %
($ in millions)
3%         3%
Noninterest Expense
III. FINANCIAL PERFORMANCE

E²
Results
($ in millions)
E²
Program Continues to Deliver Results with Gross Savings in 2Q 2008 of
$135 Million
•
Annualized 2Q 2008 savings
level of $540 million
•
Key contributors to achieving
remaining goals include
supplier management,
outsourcing, and process
reengineering
$500 2008 Goal
$248 YTD Savings
500
400
300
200
100
IV. E²

Asset Quality Metrics
V. CREDIT PERSPECTIVE
Asset Quality Continued to Weaken, Although at a Slower Pace
1. Ratio excludes NPLs at fair market value and LOCOM
Difference from Difference from
$ Millions 06/30/2008 03/31/2008 12/31/2007
Total Loans $125,824.8 $123,713.2 $122,319.0 $2,111.6 $3,505.8
Allowance for Loans & Lease Losses 1,829.4 1,545.3 1,282.5 284.1 546.9
Net Charge-offs 322.7 297.2 168.0 25.5 154.7
Provision Expense 448.0 560.0 356.8 -112.0 91.2
NPAs 3,136.4 2,320.0 1,655.5 816.4 1,480.9
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NPLs to Total Loans 2.22% 1.67% 1.19% 0.55% 1.03%
NPAs to Total Loans + OREO and Other
Repossessed Assets 2.49% 1.87% 1.35% 0.62% 1.14%
ALLL to NPLs
1
72.0% 81.6% 99.5% -9.6% -27.5%
ALLL to Loans 1.46% 1.25% 1.05% 0.21% 0.41%
NCOs (annualized to Average Loans) 1.04% 0.97% 0.55% 0.07% 0.49%
30-89 Days Past Due 1.48% 1.52% 1.53% -0.04% -0.05%
March 2008 December 2007

Credit Perspective
V. CREDIT PERSPECTIVE
Commercial and Consumer Portfolios Comprise 52% of Loans and are
Performing Well Overall
Balance % of C/O Ratio C/O Ratio 30-89 DLQ% 30-89 DLQ%
($ millions) 06/30/2008 Portfolio 2Q08 1Q08 2Q08 1Q08
Commercial $38,801 31% 0.42% 0.35% 0.36% 0.37%
Commercial Real Estate 13,694 11% 0.02% 0.00% 0.91% 0.55%
Consumer 12,551 10% 1.05% 1.22% 2.82% 2.52%
Real Estate: Home-Equity Lines 15,727 12% 2.40% 2.65% 1.19% 1.25%
Real Estate: 1-4 Family 32,509 26% 1.49% 1.29% 1.90% 1.74%
Real Estate: Construction 12,543 10% 1.16% 0.72% 3.52% 4.59%
Total $125,824 100% 1.04% 0.97% 1.48% 1.52%

Nonaccruals
V. CREDIT PERSPECTIVE
Nonaccrual Loans by Product
June 30, 2008
0
500
1,000
1,500
2,000
2,500
3,000
Q4-2007 Q1-2008 Q2-2008
($ millions)
Residential Mortgages1
Construction Commercial Real Estate
Commercial Consumer GB&T
Residential Mortgages Represent 52% of Nonaccrual Loans; Construction
NPLs are Rising
1. Residential Mortgages includes 1-4 family mortgages, home equity credit line and home equity loans

1. Excludes $51.2 million of Commercial loans secured by residential real estate and $140.8 million of mark-to-market loans HFS
2. Does not include nonaccruals
Residential Mortgages $32,509 million
($ millions)
1.68%
7.00
6.26
3.63
1.48
0.57
1.42%
06/30/08
60+ DLQ²
1.58%
7.67
6.71
3.41
1.35
0.50
1.29%
03/31/08
60+ DLQ²
$1,165
58
206
157
119
50
$  575
Total
$ Nonaccruals¹
Credit Quality Metrics
79% $ 33,092 $32,509 Total
97 470 458
Alt-A 2nd
77 1,085 1,002
Alt-A 1st
84 1,575 1,520 Lot Loans
92 4,080 4,032
Prime 2nd
Insured
75 3,625 3,020 Home Equity Loans
77% $ 22,257 $22,477 Core Portfolio
Orig
WACLTV
03/31/08
Balance
06/30/08
Balance
Loan Type
Portfolio Profile
Residential Mortgages
V. CREDIT PERSPECTIVE
Overall, NPLs and Delinquencies are Up, While Alt-A Balances are Declining
and Alt-A Credit Performance is Improving

(As of 06/30/08, $ millions)
1. Nonaccruals not requiring write-downs include well-secured loans and loans with claims in process for individual and pool PMI policies
2. Excludes Home Equity nonaccruals of $49.7 million, $51.2 million of Commercial loans secured by residential real estate and $140.8 million of mark-to-market loans HFS
+
$323.4
6.5
41.6
31.9
111.4
$132.0
Nonaccruals
not requiring
write-down1
Nonaccruals that have been through the specific write-
down process
Loan Type
Balance before
write-down
-
Amount of
write-down
=
Nonaccruals
with
write-down
+
Nonaccruals
without
specific write-
down
=
Total
Nonaccruals²
% Loss
Severity
Core
Portfolio
$ 333.4 $ (68.9) $  264.5 $ 178.3 $ 574.9 14.8%
Prime 2nd
Insured
26.5 (19.2) 7.3 0.0 118.7 --
Lot Loans 129.0 (44.1) 84.9 40.0 156.8 27.4%
Alt-A 1st
144.6 (23.4) 121.2 43.5 206.3 12.6%
Alt-A 2nd
148.4 (118.6) 29.6 22.2 58.3 76.6%
Total $ 781.9 $ (274.3) $ 507.6 $ 284.0 $1,115.0
Residential Mortgages
Nonaccrual Balances are up, But 75% of Nonaccruals are Carried at
Expected Recoverable Value
V. CREDIT PERSPECTIVE

Home Equity Lines $15,727 million
1.  Excludes
3rd
party originated
2.  Excludes
3rd
party originated and CLTV 90+%
3.  Excludes
3rd
party originated, CLTV 90+% and Florida (81-90%)
4.  Annualized quarterly rate
2.40%
0.90%
3.83%
3.19%
7.22%
Q2
Charge-off
4
%
$15,727
10,096.5
1,159.7
2,553.2
$1,917.6
6/30/08
Balance
1.28% 1.38% 2.65% 74% $15,134 Total
0.87%
2.21%
1.58%
3.37%
Q2
Nonaccrual
%
0.94%
4.24%
3.34%
9.11%
Q1
Charge-off
4
%
Credit Quality Metrics
0.75% 65% 9,409.5
All Other ³
2.04% 86% 1,162.2
Florida ²
(81-
90% LTV)
1.54% 95% 2,705.2
CLTV > 90%¹
2.87% 86% $1,857.1
3rd
Party
Originated
Q1
Nonaccrual
%
Orig
WACLTV
03/31/08
Balance
Type
Portfolio Profile
Home Equity Lines
V. CREDIT PERSPECTIVE
($ millions)
Charge-offs Moderated in 2Q and are Expected to Return to Q1 Levels

1.  Annualized second quarter charge-off ratio
($ millions)
Legacy SunTrust Balances Declined 6.5% vs 1Q 2008; Charge-offs and
NPLs Increasing
Construction $12,543 million
4.22 39 219.0 1.23 427 29 20 2,456 Construction
7.28 71 60.4 0.58 818 39 5 565 Residential Land
9.65 0 68.6 0.00 0 3 395 GB&T
Commercial
0.66 11 7.2 0.00 1, 639 26 27 3,423 Construction
1.04 5 9.2 0.40 810 27 4 559 Commercial A&D
41%
16
51
41%
FL
NPL
%
$ 12,543
447
2,140
$ 2,558
06/30/08
Balance
4.67% $772.2 1.16% 28% 100% Total
5.7
198.2
$203.9
$
NPL
0.19
0.35
3.77%
Q2
C/O1
%
Credit Quality Metrics
1.67 858 28 4 Commercial Land
4.06 679 26 17 Residential A&D
Residential
11.93% 492 25% 20% Construction Perm
%
30 +
DLQ
Avg.
Size
$000’s
%
FL
%
of
Portfolio
Type
Portfolio Profile
Construction
V. CREDIT PERSPECTIVE

Construction Portfolio Trends
V. CREDIT PERSPECTIVE
Aggressive Management of Construction Exposure has Significantly
Reduced Risk
Availability down 35% in Construction and 50% in
A&D; outstandings down 25% in Construction and
13% in A&D over the last 12 months
More than 60% of the reductions have been in Florida
and the Atlanta market
Availability down 60%; outstandings down 30% over
the last 12 months
20% of Construction-to-Perm outstandings originated
since September 2007 under more restrictive
underwriting standards
Construction-to-Perm Decrease over Time
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
110%
6/07 9/07 12/07 3/08 6/08
Availability Outstanding
Residential Construction and A&D Decrease over Time
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
6/07 9/07 12/07 3/08 6/08
Construction Availability Construction Outstanding A&D Availability A&D Outstanding

Credit Summary
V. CREDIT PERSPECTIVE
•
Asset quality continued to weaken, although at a slower pace
•
Commercial and Consumer portfolios comprise 52% of loans and are performing well overall
•
52% of nonaccruals are residential mortgages, and approximately
75% have been written down to expected recoverable values
•
We expect 3Q charge-offs to increase 15% - 20% over 2Q. This is consistent with our previous guidance for 2Q and 3Q total charge-
offs. We do not expect 4Q to be dramatically higher or lower
•
We have minimal or no exposure to:
•
Unsyndicated leveraged loans
•
Option ARMs
•
Sub-prime mortgages
•
Unsecured consumer credit

VI. SUMMARY
Presentation Summary
•
Completed Coke transactions
•
Improved Tier 1 capital level
•
Core earnings approximated quarterly dividend
•
Expanded margin, steady fee income, and well managed expenses
•
Asset quality has deteriorated, but at a slower pace; allowance increased to 1.46%
•
Managing construction exposure well, but expect residential
construction charge-offs to increase over next several quarters
•
Expect 3Q 2008 portfolio charge-offs to increase 15% - 20% from 2Q levels

Appendix * * * * * * * *

($ in millions)
%                  %
Change        Change
2Q 2008 1Q 2008 2Q 2007 1Q 2008 2Q 2007
Total Noninterest Income $1,413 $1,058 $1,155 34% 22%
Securities Gains/(Losses) 550 -60 236
Visa IPO Gain - 86 -
Lighthouse Gain - 89 -
First Mercantile Gain 30 - -
Corporate Real Estate Gain - 37 -
Fair Market Write-downs – Trading -2 -282 -
STI Debt Valuation – Trading -103 240 -
Coke Derivatives Cost - Trading -12 - -
Fair Value Write-downs - -53 -
– Mortgage Production
FAS 91 – Mortgage
Production¹
- - -30
SAB 109 – Mortgage Production - 18 -
Fair Value Write-downs -5 -5 -
– Other Income
Net Adjustments 458 70 206
Adjusted Noninterest Income $ 955 $ 987 $ 949 -3% 1%
1. FAS 91 deferral elimination adjustment is reflected as an increase to 2Q 2007 to make comparable to future quarters
Noninterest Income Reconciliation
VII. APPENDIX

1. FAS 91 deferral elimination increased expenses beginning in 2Q 2007. 2Q 2007 expenses adjusted upward to provide comparability to subsequent quarters
Noninterest Expense $1,379            $1,255          $1,251              10%             10%
Net E²
Nonrecurring 9 5                   -1
Customer Intangible Impairment 45                     - -
FAS 91 Deferral¹
- - -33
Visa Litigation Accrual - -39                     -
Debt Retirement - 12 -
Tax Reserve Release - -4                     0
Net Adjustments 54                  -26                 -34
Adjusted Noninterest Expense              $1,325           $1,281           $1,285                    3%              3%
Change        Change
2Q 2008 1Q 2008 2Q 2007 1Q 2008 2Q 2007
% %
($ in millions)
Noninterest Expense Reconciliation
VII. APPENDIX

Financial Statement effects of Coca-Cola Stock Transactions
VII. APPENDIX
10 Million Foundation Tier 1 Maturity of
(millions) Share Sale
1
Contribution Transaction
2
Tier 1 Transaction
Balance Sheet
AFS Securities $ (549) $ (183) $ - $ (2,042)
Cash 549 - 1,160 2,042
Long Term Debt - - 1,160 -
AOCI Unrealized Gain (345) (114) - (1,287)
Tier 1 Capital 345 69 728 552
3
Tier 1 Ratio (bps) 20 4 44
Income Statement
One-Time Impact:
Gain on Disposal $ 549 $ 183 $ - $ 2,042
Trading Income - - (12)
1
-
Contribution Expense - (183) - -
Tax (Expense) / Benefit (204) 69 - (755)
4
Net Income Impact $ 345 $ 69 $ (12) $ 1,287
Notes:
1
Recognized in Q2
2
Expect debt issued as part of this transaction to offset current or future liabilities
3
Assume KO stock reaches cap level at maturity
4
Estimated

2Q 2008 Non-Core Items
VII. APPENDIX
(in thousands, except per share data)
Diluted Before After
EPS Tax Tax
Gain on sale of 10 million Coke shares $0.99 $548,758 $345,169
Gain on sale of First Mercantile $0.05 29,648 18,382
Mark to market adjustment on securities and public debt ($0.17) (96,570) (59,873)
Impairment of customer intangible ($0.08) (45,000) (27,900)
Coke derivative cost ($0.02) (11,852) (7,348)
E
2
expenses
($0.02) (9,123) (5,656)
Total non-operating items $0.75 $415,861 $262,774